[LOGO] First Security Benefit Life       ADVANCEDESIGNS(R) DOLLAR COST AVERAGING
       Insurance and Annuity Company
       of New York

QUESTIONS? CALL OUR CUSTOMER SERVICE CENTER AT 1-800-888-2461.
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INSTRUCTIONS
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Use this form to request periodic exchanges from one investment option to one or more investment options. Complete the entire form. Please type or print.
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1. PROVIDE GENERAL ACCOUNT INFORMATION
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[ ] Application Attached or Contract Number _______________________________

Name of Owner __________________________________________________________________
               First                MI                        Last

Mailing Address ________________________________________________________________
                 Street Address        City         State          ZIP Code

Social Security Number/Tax I.D. Number ___________________________

Daytime Phone Number _____________________ Home Phone Number __________________
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2. SET UP DOLLAR COST AVERAGING
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Please complete each sub-section.

A. Effective Date _______________________________________________
                  Date (mm/dd/yyyy - must be between 1st and 28th of the month)

   If no date is indicated, or date indicated is prior to the date of receipt, the first transfer will occur on the date the request is received in proper form.

B. Frequency (check one):

       [ ] Monthly  [ ] Quarterly      [ ] Annually     [ ] Semi-Annually

C. Option (check one):

   [ ] $______________ per transfer over____________ months/years.

   [ ] __________% per transfer over__________ months/years.

   [ ] Fixed Period over _________ months/years.

   [ ] Only Interest/Earnings over __________ months/years.

      (Earnings will accrue for one time period - i.e. monthly or quarterly - from the effective date before the first transfer occurs.)
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                                                               Please Continue =

FSB 235 Supp B (7-07)                AdvanceDesigns 32-79904-05 2009/05/01 (1/2)

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3. PROVIDE INVESTMENT DIRECTIONS
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TRANSFER FROM (CHOOSE ONLY ONE):                             TRANSFER TO (INDICATE WHOLE PERCENTAGES TOTALING 100%):
---AIM V.I. Basic Value          ---PIMCO VIT                 ---AIM V.I. Basic Value          ---PIMCO VIT
---AIM V.I. Capital                 CommodityRealReturn       ---AIM V.I. Capital                 CommodityRealReturn
   Development                      Strategy                     Development                      Strategy
---AIM V.I. Global Health Care   ---PIMCO VIT Emerging        ---AIM V.I. Global Health Care   ---PIMCO VIT Emerging
---AIM V.I. Global Real Estate      Markets Bond              ---AIM V.I. Global Real Estate      Markets Bond
---AIM V.I. International        ---PIMCO VIT Foreign Bond    ---AIM V.I. International        ---PIMCO VIT Foreign Bond
   Growth                           (U.S. Dollar-Hedged)         Growth                           (U.S. Dollar-Hedged)
---AIM V.I. Mid Cap Core Equity  ---PIMCO VIT Low Duration    ---AIM V.I. Mid Cap Core Equity  ---PIMCO VIT Low Duration
---American Century VP           ---PIMCO VIT Real Return     ---American Century VP           ---PIMCO VIT Real Return
   Mid Cap Value                 ---PIMCO VIT Small Cap          Mid Cap Value                 ---PIMCO VIT Small Cap
---American Century VP Ultra(R)     StocksPLUS(R) TR          ---American Century VP Ultra(R)     StocksPLUS(R) TR
---American Century VP Value     ---Royce Micro-Cap           ---American Century VP Value     ---Royce Micro-Cap
---Direxion Evolution VP         ---Rydex VT All-Cap          ---Direxion Evolution VP         ---Rydex VT All-Cap
   All-Cap Equity                   Opportunity                  All-Cap Equity                   Opportunity
---Direxion Evolution VP         ---Rydex VT Essential        ---Direxion Evolution VP         ---Rydex VT Essential
   Managed Bond                     Portfolio Aggressive         Managed Bond                     Portfolio Aggressive
---Dreyfus IP                    ---Rydex VT Essential        ---Dreyfus IP                    ---Rydex VT Essential
   Technology Growth                Portfolio Conservative       Technology Growth                Portfolio Conservative
---Dreyfus VIF                   ---Rydex VT Essential        ---Dreyfus VIF                   ---Rydex VT Essential
   International Value              Portfolio Moderate           International Value              Portfolio Moderate
---Franklin Income Securities    ---Rydex VT Multi-Cap        ---Franklin Income Securities    ---Rydex VT Multi-Cap
---Franklin Small Cap               Core Equity               ---Franklin Small Cap               Core Equity
   Value Securities              ---Rydex VT Multi-Hedge         Value Securities              ---Rydex VT Multi-Hedge
---Janus Aspen Enterprise           Strategies                ---Janus Aspen Enterprise           Strategies
---Janus Aspen INTECH            ---SBL All Cap Value         ---Janus Aspen INTECH            ---SBL All Cap Value
   Risk-Managed Core             ---SBL Enhanced Index           Risk-Managed Core             ---SBL Enhanced Index
---Janus Aspen Janus Portfolio   ---SBL Equity                ---Janus Aspen Janus Portfolio   ---SBL Equity
---Legg Mason Partners           ---SBL Global                ---Legg Mason Partners           ---SBL Global
   Variable Aggressive Growth    ---SBL High Yield               Variable Aggressive Growth    ---SBL High Yield
---Legg Mason Partners           ---SBL Large Cap Value       ---Legg Mason Partners           ---SBL Large Cap Value
   Variable Global               ---SBL Managed Asset            Variable Global               ---SBL Managed Asset
   High Yield Bond                  Allocation                   High Yield Bond                  Allocation
---Legg Mason Partners           ---SBL Mid Cap Growth        ---Legg Mason Partners           ---SBL Mid Cap Growth
   Variable Small Cap Growth     ---SBL Mid Cap Value            Variable Small Cap Growth     ---SBL Mid Cap Value
---MFS(R) VIT Research           ---SBL Money Market          ---MFS(R) VIT Research           ---SBL Money Market
   International                 ---SBL Select 25                International                 ---SBL Select 25
---MFS(R) VIT Total Return       ---SBL Small Cap Growth      ---MFS(R) VIT Total Return       ---SBL Small Cap Growth
---MFS(R) VIT Utilities          ---SBL Small Cap Value       ---MFS(R) VIT Utilities          ---SBL Small Cap Value
---Mutual Global Discovery       ---SBL US Intermediate Bond  ---Mutual Global Discovery       ---SBL US Intermediate Bond
   Securities                    ---Van Kampen LIT Comstock      Securities                    ---Van Kampen LIT Comstock
---Neuberger Berman AMT          ---Van Kampen LIT            ---Neuberger Berman AMT          ---Van Kampen LIT
---Socially Responsive              Government                   Socially Responsive              Government
---Oppenheimer Core Bond         ---Van Kampen UIF Emerging   ---Oppenheimer Core Bond         ---Van Kampen UIF Emerging
   Fund/VA                          Markets Equity               Fund/VA                          Markets Equity
---Oppenheimer Main Street       ---Van Kampen UIF Equity     ---Oppenheimer Main Street       ---Van Kampen UIF Equity
   Small Cap Fund(R)/VA             and Income                   Small Cap Fund(R)/VA             and Income
---PIMCO VIT All Asset           ---Fixed Account             ---PIMCO VIT All Asset           ---Fixed Account
                                 MUST TOTAL 100%                                               MUST TOTAL 100%
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4. PROVIDE SIGNATURE
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I understand and authorize the transaction(s) requested on this form.
x____________________________________________________________    x____________________________________________________________
 Signature of Owner                          Date (mm/dd/yyyy)    Signature of Joint Owner (if applicable)    Date (mm/dd/yyyy)
x____________________________________________________________     ____________________________________________________________
 Signature of Representative (optional)      Date (mm/dd/yyyy)    Print Name of Representative
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Mail to: First Security Benefit Life Insurance and Annuity Company of New York o
        Administrative Office o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com
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FSB 235 Supp B (7-07)                AdvanceDesigns 32-79904-05 2009/05/01 (2/2)